UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) or (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

iShares, Inc.
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(Exact name of registrant as specified in its charter)

State of Maryland --------------------------------------------- (State of incorporation or organization)	See Below ----------------------- (I.R.S. Employer Identification No.)
c/o Investors Bank and Trust Company 200 Clarendon Street, Boston, MA --------------------------------------------- (Address of principal executive offices)	02116 ----------------------- (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares MSCI South Africa Index Fund	New York Stock Exchange	32-0054531
iShares MSCI Emerging Markets Index Fund	New York Stock Exchange	32-0054535
iShares MSCI Pacific ex-Japan Index Fund	New York Stock Exchange	52-2350681

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.     [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.    [   ]

Securities Act registration statement file number to which this form
relates:          33-97598

Securities to be registered pursuant to Section 12(g) of the Exchange Act:   None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered:

Reference is made to Post-Effective Amendment No. 31 to the Registrant's registration statement on Form N-1A, which was filed with the Securities and Exchange Commission on December 22, 2006 (File Nos. 33-97598; 811-09102) (“PEA No. 31”) and is incorporated herein by reference. Any form of supplement to the Registration Statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1. Registrant's Articles of Restatement, incorporated herein by reference to Exhibit (a.1) of PEA No. 31.

2. Registrant's Articles of Amendment, incorporated herein by reference to Exhibit (a.2) of PEA No. 31.

3. Registrant's Articles Supplementary, incorporated herein by reference to Exhibit (a.3) of PEA No. 31.

6. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b.2) of PEA No. 31.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.
Date: February 15, 2007	iSHARES, INC. By: /s/ Michael A. Latham Michael A. Latham Secretary and Treasurer